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Exhibit 10.16


                         AGREEMENT FOR MANAGEMENT OF SECURITY


       This Agreement for Management of Security ("AGREEMENT") is made and entered into this 30th day of April, 1999, by and among The Cobalt Group, a Washington corporation ("COBALT"), and Compu-Time, Inc., an Oregon corporation, Parts Finder Locating Systems, Inc., an Oregon corporation, and Locators, Inc., an Oregon corporation (COLLECTIVELY, "SELLERS").

                                      RECITALS:

       A. Pursuant to the terms of a Purchase Agreement dated as of the date hereof ("PURCHASE AGREEMENT"), Cobalt has purchased from Sellers all of the membership interest units ("UNITS") of PartsVoice LLC, an Oregon limited liability company ("PARTSVOICE"). As payment of the purchase price for the Units, Pledgor has executed and delivered to Secured Party $3,000,000 in cash, three Promissory Notes in the aggregate principal amount of $12,000,000 due
90 days from the date hereof (THE "90-DAY NOTES"), three Promissory Notes in the aggregate principal amount of $15,000,000 due 270 days from the date hereof (THE "270-DAY NOTES", AND TOGETHER WITH THE 90-DAY NOTES, THE "NOTES") and warrants to purchase 160,000 shares of Cobalt Common Stock. To secure payment of the Notes, Cobalt has executed and delivered to the Sellers a Pledge and Security Agreement of even date herewith (THE "PLEDGE AGREEMENT").

       B. In recognition of Cobalt's ownership of PartsVoice and Sellers' security interests therein, and in accordance with the terms of the Purchase Agreement, the parties have agreed that Sellers shall continue to operate and manage PartsVoice on and subject to the terms and conditions set forth below.

                                      AGREEMENT:

       1. MANAGEMENT OF PARTSVOICE. Until the Notes are paid in full, Sellers shall have the exclusive right, power and authority, and shall have the duty, to operate and manage the business and affairs of PartsVoice. Sellers shall exercise such right, power and authority, and shall discharge such duty, in good faith in a manner consistent with historical practice and in accordance with the Operating Agreement of PartsVoice (a copy of which is attached hereto and by this reference incorporated herein ("OPERATING AGREEMENT")). Except as provided in Section 3 below, the right, power and authority granted to Sellers and the duty of Sellers hereunder shall include, but not be limited to: the purchase, sale, lease, mortgage or other transfer of the assets of PartsVoice; the incurrence of debt and making of contracts, leases and


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other accommodations with customers and third parties; the employment of personnel and payment of salaries and benefits related thereto; the expenditure of funds and the undertaking of any and all other good faith actions related to the operation and management of PartsVoice.

       2. MANAGER. Until the Notes are paid in full, the right, power and authority granted to Sellers and the duty of Sellers hereunder to operate and manage the business and affairs of PartsVoice shall continue to be exercised by Alex DeLucia ("DELUCIA"), as Manager of PartsVoice, as provided in the Operating Agreement ("MANAGER"). In the event of the death, disability, resignation or removal of DeLucia, the Manager shall be Brian Allen. The Manager shall be compensated as provided in the Operating Agreement. Cobalt shall not consent, approve or take any other action to remove or replace the Manager without the prior written consent of Sellers.

       3. LIMITATIONS ON MANAGEMENT. Notwithstanding Section 1 of this Agreement, until an Event of Default as defined in the Pledge Agreement, Sellers and the Manager shall not authorize, approve or take any of the following actions without the prior written consent of Cobalt:

               (a) The sale, lease, exchange, mortgage or other transfer or disposition of any asset or related assets of PartsVoice having either a book or fair market value, individually or in the aggregate, in excess of $50,000.

               (b) The reorganization, consolidation, merger, dissolution or liquidation of PartsVoice.

               (c) An amendment to the articles of organization of PartsVoice or the Operating Agreement.

               (d) The incurrence of indebtedness by PartsVoice in an amount in excess of $50,000.

               (e) A material change in the nature of the business of PartsVoice.

               (f) A material change in the employment of personnel or the engagement of consultants and payment of salaries, benefits or other compensation related thereto, including entering into a contract for such services with a term exceeding 1 year or with payment obligations exceeding $100,000, or any significant change in the payment of salaries, benefits or other compensation of senior management of PartsVoice.

               (g) Any other action not in the ordinary course of PartsVoice's business.


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       4.      DISTRIBUTIONS.  Until the Notes are paid in full, no distribution of cash or other assets of any kind of PartsVoice shall be made to Cobalt; provided, however, that distributions of cash may be made by PartsVoice to Sellers on behalf of Cobalt to pay monthly accrued but unpaid interest owed to Sellers under the Notes to the extent of Net Cash Flow from the operations of PartsVoice. For purposes of determining distributions permitted hereunder, Net Cash Flow is defined as the amount of cash available at the end of any month in excess of $100,000. Nothing in this section, and no distribution made or permitted hereunder, shall in any way relieve Cobalt of its obligation to pay the balance of the amounts due under the Notes.

       5. VOTING. Notwithstanding the articles of organization of PartsVoice and the Operating Agreement, all voting rights and other rights with respect to the Units shall be governed by the terms of the Pledge Agreements.

       6. TERMINATION. Upon payment of the Notes in full, this Agreement shall terminate.

       7. BINDING AGREEMENT. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       8. ENTIRE AGREEMENT AND AMENDMENT. This Agreement, together with the Purchase Agreement and the other related agreement and documents included as Exhibits thereto constitute the complete and final agreement of the parties with regard to the transactions contemplated hereby and thereby and all previous and contemporaneous understandings and agreements not stated herein or therein are hereby waived and abandoned by the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by all the parties hereto.

       9. WAIVER. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

       10. APPLICABLE LAW. The law applicable to this Agreement shall be the law of the State of Oregon.

       11. ATTORNEY FEES. If a suit, action or other proceeding of any nature whatsoever (including any contested matter or adversary proceeding under the U.S. Bankruptcy Code) is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys', paralegals', accountants' and other experts' fees, and all other fees, costs and


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expenses actually incurred in connection therewith, as determined by the judge at trial or on appeal or review, in addition to all other amounts provided by law.

       12. COUNTERPARTS. This Agreement maybe executed in any number of counterparts, each of which shall constitute an original of this Agreement.


       COBALT:                       THE COBALT GROUP, INC.


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

       SELLERS:                              COMPU-TIME, INC.


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             PARTS FINDER LOCATING SYSTEMS, INC.


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------


                                             LOCATORS, INC.


                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------




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